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                                                                   Exhibit 10.58


THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

                               i-STAT CORPORATION

                                     WARRANT

Warrant No. [ ]                                Originally Issued: August 2, 2001

         i-STAT Corporation, a Delaware corporation (the "COMPANY"), hereby certifies that, for value received, [ ] or its, registered assigns (the "HOLDER"), is entitled to purchase from the Company up to a total of [ ] shares of common stock, par value $0.15 per share (the "COMMON STOCK"), of the Company (each such share, a "WARRANT SHARE" and all such shares, the "WARRANT SHARES"), at any time and from time to time from and after the date hereof and through and including August 2, 2007 (the "EXPIRATION DATE"), at an exercise price equal to $10.139 per share (the "INITIAL EXERCISE PRICE"); provided that the Initial Exercise Price shall be increased, on the sixth Trading Day after the original issue date of this Warrant ("ORIGINAL ISSUE DATE"), if 110% of the average of the 5 VWAPs (as defined in the Securities Purchase Agreement among the Company and the signatories thereto dated as of the Original Issue Date (the "PURCHASE AGREEMENT")) during the 5 Trading Day period beginning on the Original Issue Date (the "ADJUSTMENT AMOUNT"), is greater than the Exercise Price, to an amount equal to the lesser of (i) the Adjustment Amount and (ii) $11.00 (as such Initial Exercise Price has been adjusted, and as it may be further adjusted from time to time as provided in Section 9, the "EXERCISE PRICE"), subject to the following terms and conditions.

         1. Definitions. In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein that are defined in the Purchase Agreement have the meanings given to such terms in the Purchase.

         2. Registration of Warrant. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "WARRANT REGISTER"), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

         3. Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the Transfer Agent or to the Company at its address specified herein. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "NEW WARRANT"), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee
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thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

         4. Exercise and Duration of Warrants. This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after February 3, 2002 to and including the Expiration Date. At 5:30 P.M., New York City time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value, provided, that, if the closing sales price of the Common Stock on the Expiration Date is greater than 102% of the Exercise Price on the Expiration Date, then this Warrant shall be deemed to have been exercised in full (to the extent not previously exercised) on a "cashless exercise" basis at 6:30 P.M. New York City time on the Expiration Date.

         5. Delivery of Warrant Shares.

                  (a) Upon delivery of the Form of Election to Purchase to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth in Section 13 and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than three Business Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise with the legend required pursuant to the terms of the Purchase Agreement, if any. Any person so designated by the Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant. The Company shall, upon request of the Holder, if available, use its best efforts to deliver Warrant Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions, provided, that, the Company may, but will not be required to change its transfer agent if its current transfer agent cannot deliver Warrant Shares electronically through the Depository Trust Corporation.

                   A "Date of Exercise" means the date on which the Holders shall have delivered to the Company (i) the Form of Election to Purchase attached hereto (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the holder hereof to be purchased.

                  (b) If the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to Section 5(a) by the fourth Trading Day after the Date of Exercise, then the Holder will have the right to rescind such exercise.

                  (c) In addition to any other rights available to the Holder, if the Company fails to deliver to the Holder a certificate or certificates representing the Warrant Shares pursuant to Section 5(a) by the fourth Trading Day after the Date of Exercise, and if after such fourth Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a "Buy-In"), then the Company shall pay (1) in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver pursuant to
Section 5(b) to deliver to the Holder in connection with the exercise at issue by (B) the closing bid price of the Common Stock at the time of the obligation giving rise to such purchase obligation and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not

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honored or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations under Section 5(b). For example, if the Holder purchases Common
Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with a market price on the date of exercise totaled $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

                  (d) The Company's obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares. If the Company breaches its obligations under this Warrant, then, in addition to any other liabilities the Company may have hereunder and under applicable law, the Company shall pay or reimburse the Holder on demand for all costs of collection and enforcement (including reasonable attorneys fees and expenses).

                  (e) If, by the 130th day following the date of the issuance of this Warrant (such 130th day, the "Target Date"), the Company shall have redeemed any shares of its Series C Convertible Preferred Stock (the "Preferred Stock") held by the original Holder pursuant to Section 4 of the certificate of designation governing the rights and preferences of the Preferred Stock, then, on the Target Date, up to 42.857% of the aggregate Warrant Shares subject to this Warrant shall be automatically cancelled by the Company. The number of Warrant Shares subject to automatic cancellation pursuant to the terms of this
Section 5(e) shall be calculated in accordance with the following formula:

         [(APP/PP) x 25%] - [([APP-SV]/PP) x 25%] = RWS

         where:

         WS  =    Warrant Shares which may be acquired under this Warrant as of the date of issuance.

         APP = 60% of aggregate purchase price paid by the original Holder pursuant to the Purchase Agreement.

         SV = Stated Value (as defined in the certificate of designation filed pursuant to the Purchase Agreement) of the shares of Preferred Stock redeemed from the Holder pursuant to Section 4 of such certificate of designation, if any.

         PP  =    $9.218; provided, that this amount shall be increased to an amount equal to the lesser of (i) $10.00 and (ii) $.10 plus the average of the 5 VWAPs during the five Trading Day period beginning on the date hereof, if such amount is greater
                  (subject to equitable adjustment for stock splits, recombinations and similar events).

         RWS = Number of Warrant Shares subject to cancellation pursuant to this Section 3(c).

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                  Notwithstanding anything herein to the contrary, prior to the
Target Date, the Holder will not transfer or exercise this Warrant with respect to Warrant Shares representing 42.857% of the Warrant Shares.

                  (f) Commencing at any time after the six month anniversary of the date of the issuance of this Warrant, if: (i) the closing price of the Common Stock for each of 10 consecutive Trading Days is greater than $16.50 (subject to equitable adjustment for stock splits, recombinations and similar events) (a "Trigger Period") and (ii) the Warrant Shares are either registered for resale pursuant to an effective registration statement naming the Holder as a selling stockholder thereunder and the Common Stock is listed for trading during the Trading Period and the five Trading Days immediately following the conclusion of the Trigger Period, then the Company shall have the right, upon 20 days' notice to the Holder given not later than five (5) business days after the conclusion of any such Trigger Period (the "Redemption Notice"), to redeem all of the Warrant Shares then unexercised (the "Redeemable Shares") at a price of $.01 per (the "Redemption Price"), on the date set forth in the Redemption Notice, but in no event earlier than 20 Trading Days following the date of the receipt by the Holder of the Redemption Notice (the "Redemption Date"). The Holder may exercise this Warrant at any time prior to the Redemption Date. So long as any portion of the condition set forth in clause (ii) of this Section is satisfied during the entire 20 Trading Day period, any portion of this Warrant not exercised by 6:30 p.m. (New York City time) on the Redemption Date shall no longer be exercisable and shall be returned to the Company, and the Company, upon its receipt of the unexercised portion of this Warrant, shall issue therefor in full and complete satisfaction of its obligations under such remaining portion of this Warrant to the Holder an amount equal to the number of shares of Common Stock then issuable hereunder multiplied by the Redemption Price. The Redemption Price shall be mailed to such Holder at its address of record, and the Warrant shall be canceled. Notwithstanding anything herein to the contrary, together with its delivery of the Redemption Notice, the Company shall also deliver to the Holder a new common stock purchase warrant, in the form identical to this Warrant, mutatis mutandis (provided that such new Warrant shall not include Section 5(e) set forth herein) pursuant to which the Holder shall be entitled to purchase a number of shares of Common Stock equal to the Redeemable Shares at an exercise price equal to $19.25 (subject to equitable adjustment for stock splits, recombinations and similar events), for a period equal to six years less the period of time which has elapsed since the original issue date of this Warrant (the "Additional Warrant"). With respect to the shares of Common Stock issuable upon exercise of the Additional Warrant, the holder of the Additional Warrant shall be entitled to all of the rights and privileges available to the original Holder pursuant to the Registration Rights Agreement (as defined in the Purchase Agreement) (the "Registration Rights Agreement") with respect to the Registrable Securities (as defined in the Registration Rights Agreement). In furtherance of the foregoing, such shares of Common Stock shall be included within the definition of "Registrable Securities" and the Additional Warrant shall be included within the definition of "Warrants" (as defined in the Registration Rights Agreement).

         6. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

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         7. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

         8. Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

         9. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

                  (a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

                  (b) Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "DISTRIBUTED PROPERTY"), then in each such case the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution shall be adjusted (effective on such record date) to equal the product of such Exercise Price times a fraction of which the denominator shall be such Exercise Price and of which the numerator shall be such Exercise Price less the then fair market value of the Distributed Property distributed in respect of one outstanding share of Common Stock, as determined by the Company's Board of Directors in good faith. If the Holder shall dispute the findings of the Company's Board of Directors, then such fair market value shall be determined by the Company's independent certified public accountants that regularly examine the financial statements of the Company. As an alternative to the foregoing adjustment to the Exercise Price, at the request of the Holder delivered before the 90th day after such record date, the Company will deliver to such Holder, within five Trading Days after such request (or, if later, on the

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effective date of such distribution), the Distributed Property that such Holder would have been entitled to receive in respect of the Warrant Shares for which this Warrant could have been exercised immediately prior to such record date.

                  (c) Fundamental Transactions. If, at any time while this Warrant is outstanding: (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "FUNDAMENTAL TRANSACTION"), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the "ALTERNATE CONSIDERATION"). The aggregate Exercise Price for this Warrant will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. At the Holder's request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that the Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

                  (d) Subsequent Equity Sales.

                           (i) If, at any time while this Warrant is
outstanding, the Company or any Subsidiary issues additional shares of Common Stock or rights, warrants, options or other securities or debt convertible, exercisable or exchangeable for shares of Common Stock or otherwise entitling any Person to acquire shares of Common Stock (collectively, "COMMON STOCK EQUIVALENTS") at a price per share of Common Stock (the "EFFECTIVE PRICE") less than the Exercise Price then in effect (subject to equitable adjustment for stock splits, recombinations and similar events), then, at the option of the
Holder: (i) from the Closing Date through the second year anniversary of the Closing Date, the Exercise Price shall be reduced to equal the Effective Price and (ii) following the second year anniversary of the Closing Date, the Exercise Price shall be reduced to equal the product of: (A) the Exercise Price in effect immediately prior to such issuance of Common Stock or Common Stock Equivalents times (B) a fraction, the numerator of which is the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issuance, plus (2) the number of shares of Common Stock which the aggregate Effective Price of the Common Stock issued (or deemed to be issued) would purchase at the Exercise Price, and the denominator of which is the aggregate number of shares of Common Stock outstanding or deemed to be outstanding immediately after such issuance. For purposes of the foregoing adjustment, in connection with any issuance of any Common Stock Equivalents, (x) the maximum number of shares of Common Stock potentially issuable at any time upon

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conversion, exercise or exchange of such Common Stock Equivalents (the "DEEMED
NUMBER") shall be deemed to be outstanding upon issuance of such Common Stock Equivalents, (y) the Effective Price applicable to such Common Stock shall equal the minimum dollar value of consideration payable to the Company to purchase such Common Stock Equivalents and to convert, exercise or exchange them into Common Stock, divided by the Deemed Number, and (z) no further adjustment shall be made to the Exercise Price upon the actual issuance of Common Stock upon conversion, exercise or exchange of such Common Stock Equivalents. However, upon termination or expiration of any Common Stock Equivalents the issuance of which resulted in an adjustment to the Exercise Price pursuant to this paragraph, the Exercise Price shall be recomputed to equal the price it would have been had the adjustments in this paragraph been made, at the time of issuance of such Common Stock Equivalents, only with respect to that number of shares of the Common Stock actually issued upon conversion, exercise or exchange of such Common Stock Equivalents and at the Effective Prices actually paid in connection therewith.

                           (ii) If, at any time while this Warrant is
outstanding, the Company or any Subsidiary issues Common Stock Equivalents with an Effective Price that floats or resets or otherwise varies or is subject to adjustment based on market prices of the Common Stock (a "FLOATING PRICE SECURITY"), then for purposes of applying the preceding paragraph in connection with any subsequent exercise, the Effective Price will be determined separately on each Exercise Date and will be deemed to equal the lowest Effective Price at which any holder of such Floating Price Security is entitled to acquire shares of Common Stock on such Exercise Date (regardless of whether any such holder actually acquires any shares on such date).

                           (iii) Notwithstanding the foregoing, no adjustment
will be made under this paragraph (d) in respect of:(i) the issuance of shares of Common Stock or the granting of options, restricted stock awards or similar equity incentive awards to employees, officers and directors of the Company pursuant to any stock option plan duly adopted by the Company or to the issuance of Common Stock upon exercise of such options, (ii) the issuance of options, warrants, stock appreciation rights or shares of Common Stock to bona fide consultants of the Company in payment of consulting fees of up to an aggregate of $500,000 in any twelve month period based upon the applicable market price of the Common Stock, (iii) the issuance of warrants or shares of Common Stock in connection with bona fide acquisitions by the Company, (iv) the sale of shares of Common Stock to Abbott Laboratories, (v) the issuance of shares of Common Stock upon exercise of any warrant or option permitted to be issued pursuant to this Section 9(d)(ii), or (vi) shares of Common Stock issuable upon conversion of the Preferred Stock and exercise of other common stock purchase warrants issued pursuant Purchase Agreement.

                  (e) Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraphs (a), (b) or (d) of this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

                  (f) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

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                  (g) Notice of Adjustments. Upon the occurrence of each
adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's Transfer Agent.

                  (h) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 20 calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

         10. Payment of Exercise Price.

                  (a) The Holder shall pay the Exercise Price in one of the following manners:

                  (i) Cash Exercise. The Holder may deliver immediately available funds; or

                  (ii) Cashless Exercise. At any time after the earlier to occur of the Effectiveness Date (as defined in the Registration Rights Agreement) and the date the registration statement required to be filed pursuant to the Registration Rights Agreement is declared effective by the Securities and Exchange Commission (such earlier date, the "Cashless Exercise Date"), when a registration statement covering the resale of the Warrant Shares and naming the Holder as a selling stockholder thereunder is not then effective, the Holder may satisfy its obligation to pay the Exercise Price through a "cashless exercise," in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                           X = Y [(A-B)/A]
                  where:
                           X = the number of Warrant Shares to be issued to the Holder.

                           Y = the number of Warrant Shares with
                           respect to which this Warrant is being
                           exercised.

                           A = the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Exercise Date.

                           B = the Exercise Price.

                  (b) Notwithstanding anything herein to the contrary, after the Cashless Exercise Date, the Company shall be entitled, upon delivery of to the Holder of a notice no later than the

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
30th day preceding any Exercise Date, to require that when the Holder exercise this Warrant on such forthcoming Exercise Date that such exercise occur on a cashless basis pursuant to Section 10(a)(ii) if the requirements for the Holder's cashless exercise thereunder are satisfied on each applicable Exercise Date (the Company may indicate in such notice that the election contained in such notice shall continue for subsequent Exercise Dates until revised).

                  (c) For purposes of Rule 144 promulgated under the Securities Act of 1933, as amended, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Purchase Agreement.

         11. Limitation on Exercise. (a) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this paragraph. The Company will have no obligation to issue shares of Common Stock in excess of the limitation referred to in this Section until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation. By written notice to the Company, the Holder may waive the provisions of this Section, but (i) any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver will apply only to the Holder and not to any other holder of Warrants.

                  (b) Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Warrant Shares requested in such Exercise Notice is permitted under this paragraph. The Company will have no obligation to issue shares of Common Stock in excess of the limitation referred to in this Section until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation. By written notice to the Company, the Holder may waive the provisions of this Section, but (i) any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver will apply only to the Holder and not to any other holder of Warrants.

         12. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section, be issuable upon exercise of this Warrant, the Company shall pay an amount in cash equal to the average of the Closing Prices of the Common Stock for the five Trading Days immediately prior to (but not including) the Exercise Date multiplied by such fraction; provided that, unless the Holder requests otherwise, no payment shall be required pursuant to this sentence until the aggregate amount payable exceeds $1,000, at which time all previously deferred payments shall be made.

         13. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:30 p.m. (New York City time) (with confirmation of transmission) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) (with confirmation of transmission) on any Trading Day, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service (next day delivery specified), or (iv) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to 104 Windsor Center Drive, East Windsor, NJ 08520, Facsimile No.: (609) 243-9311, attention Chief Financial Officer, or (ii) if to the Holder, to the address or facsimile number appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section.

         14. Warrant Agent. First Union National Bank shall serve as warrant agent under this Warrant. Upon 30 days' notice to the Holder, the Company may appoint a new warrant agent. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Warrant Register.

         15. Miscellaneous.

                  (a) This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

                  (b) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the "New York Courts"). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

                  (c) The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

                  (d) In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.


                                    i-STAT CORPORATION


                                    By:_____________________________________
                                            Name:
                                            Title:

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To i-STAT Corporation:

         The undersigned hereby irrevocably elects to purchase _____________ shares of common stock, $0.15 par value per share, of i-STAT Corporation (the "Common Stock") and , if such Holder is not utilizing the cashless exercise provisions set forth in this Warrant, encloses herewith $________ in cash, certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Form of Election to Purchase relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

         The Exercise Price applicable to the purchase hereunder equals $___________.

         By its delivery of this Form of Election To Purchase, the Holder represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) permitted to be owned under Section 11 of this Warrant to which this notice relates.

         The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of

                                               PLEASE INSERT SOCIAL SECURITY OR
                                               TAX IDENTIFICATION NUMBER


--------------------------------------------------------------------------------
                         (Please print name and address)



--------------------------------------------------------------------------------
Dated: [ ]                     Name of Holder:


                                   (Print)
                                          --------------------------------------
                                   (By:)
                                        ----------------------------------------
                                   (Name:)
                                   (Title:)
                                   (Signature must conform in all respects to
                                    name of holder as specified on the face of
                                    the Warrant)

                           WARRANT SHARES EXERCISE LOG


--------------------------------------------------------------------------------------------
    Date            Number of Warrant         Number of Warrant Shares        Number of
                 Shares Available to be             Exercised              Warrant Shares
                      Exercised                                              Remaining to
                                                                             be Exercised
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------

                               FORM OF ASSIGNMENT

         [To be completed and signed only upon transfer of Warrant]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of i-STAT Corporation to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of i-STAT Corporation with full power of substitution in the premises.

Dated:   _______________, ____


                                        ---------------------------------------
                                        (Signature must conform in all respects
                                         to name of holder as specified on
                                         the face of the Warrant)


                                        ---------------------------------------
                                        Address of Transferee

                                        ---------------------------------------

                                        ---------------------------------------



In the presence of:


--------------------------